Cistera Networks, Inc.
Southern California Investment Association (SCIA) Small Cap Conference
February 3, 2007

SLIDE 1: Title Slide

Cistera Networks, Inc.
OTCBB: CNWT
Setting the New Standard for Advanced Telephony Application Platforms

SLIDE 2: Safe Harbor Statement

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This presentation may be deemed to contain forward-looking statements that are subject to the safe harbor provisions of the Private Litigation Reform Act of 1995. These forward-looking statements include, among other things, statements regarding future events and the future financial performance of Cistera Networks that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results.

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Readers are referred to the documents filed by Cistera Networks with the SEC, specifically the most recent reports on Form 10-K and 10-Q, each as it may be amended from time to time, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

SLIDE 3: Cistera Networks - Overview

•	Started in IP Comm in 2000, Launched publicly in May 2003 (OTCBB:CNWT)
•	Deep experience in IP Communications and Enterprise VoIP
•	One of Cisco’s earliest advanced Technology Development Partners
•	Strongest Reseller Channel in Applications Platform space:
•	AT&T, Bell Canada, Dimension Data, Westcon/Comstor, etc.
•	Three Areas of Solution Focus:
•	Quality Assurance and Compliance
•	Event Alerting and Notification
•	Unified Communications
•	Only “Pure-play” in IP Enterprise App Platform space
•	Only “certified” IP-based application platform for AT&T
•	Gross Margins - 75% +

SLIDE 4: Market Highlights

Cistera Networks, Inc.
Southern California Investment Association (SCIA) Small Cap Conference
February 3, 2007

•	Total IP phone annual shipments will grow from 10 million units in 2006 to 164 million units in 2010 (Still less than 5% of all communication devices sold)

•	Enterprise converged mobile device (SmartPhone) shipments were 7.3 million in 2005, and will reach 63 million units worldwide by 2010 (According to research firm, IDC)
•	Computer-Telephony Integration (CTI) was $5 Billion in 2005, and projected to be $12 Billion by 2010 (Telecommunication Industry Association - North America)
•	$7.5 Billion by 2010 for Land Mobile Radio (LMR) (Venture Development Corporation - North America)

SLIDE 5: Old Phone System vs. New IP System

•	Old Phone System
o	Stand-alone system
o	Wire system, not computer network cable

•	IP Phone System
o	Converged phone and computer network
o	Applications run on all devices connected to the computer network

SLIDE 6: Cistera Application Platform

•	Quality Assurance & Compliance
•	On-demand recording
•	Continuous recording
•	Monitoring (remote-monitoring)
•	Quality Reports
•	Screen pop
•	Two-way radio recording
•	Playback from phone and web

SLIDE 7: Cistera Application Platform

•	Event Alerting & Notification
•	Live announcements
•	Pre-recorded message broadcast
•	Text message broadcast
•	Intercom
•	Paging over speakers

Cistera Networks, Inc.
Southern California Investment Association (SCIA) Small Cap Conference
February 3, 2007

•	Outbound dialing
•	Playback from phone and web

SLIDE 8: Cistera Application Platform

•	Unified Communications
•	Centralized Directory System
•	Advanced audio-conferencing
•	Integrated voice-mail (v-mail sent to email inbox)
•	Content Streaming (Podcasting, Targeted Messaging-on-Hold, text-to-speech news content, etc.)
•	Automatic dial-down (dial one number and have calls go out to group of people--bringing them into a conference call)

SLIDE 9: Mobility Features

•	2002 Mobility
•	Separate systems, no integration
•	Each device is an island
•	2008 Cistera Mobility
•	Single “profile” across all devices
•	Cistera allows all devices to communicate seamlessly

SLIDE 10: Trinity University (Case Study)

•	Founded in 1869, the University is one of the nation’s top private undergraduate institutions

•	Problem:
▪	No visibility to 911 calls being made
▪	Offsite E/R were responding to on-site 911 calls, before on-site E/R even knew about it
▪	Security guard died before offsite E/R got there, on-site E/R could have responded in time

•	Solution: Event Alerting & Notification, Q/A & Compliance
▪	Now, 911 calls automatically send an Alert Message with caller location information to campus E/R
▪	Campus E/R can monitor (“listen in”) to “live” 911 calls in progress
▪	911 call is automatically recorded and stored for QA&C purposes
▪	Campus E/R could use IP phone to speak with security officer close by with two-way radio

Cistera Networks, Inc.
Southern California Investment Association (SCIA) Small Cap Conference
February 3, 2007

▪	Cisco IP Phone system already deployed. Cistera ConvergenceServer™ solutions deployed to enable Event Alerting & Broadcast, Quality Assurance & Compliance, considering LMRConnect

SLIDE 11: Channel Distribution Structure

•	{Graphic showing indirect channel partner sales model}

SLIDE 12: Cistera Networks Milestones

•	{Graphic showing key milestones, specifically new product introductions and partner engagements}

SLIDE 13: Financial Highlights

ð Overall revenue growth due to:
-	IP Communications industry growth and increased demand for advanced applications
-	Increasing the solution footprint--more products/solutions
-	Increasing the number of markets served through geographic expansion
-	Channel enablement--training the resellers to sell the solutions
ð Revenue growth ramping up:
-	92% year-over-year growth for Q3FY2007 (ending Dec 31, 2006)
-	58% qtr-over-qtr growth for Q3FY2007
ð Incredibly high gross margin
-	Maintain between 75% - 85%
ð Potential to leverage the partner resources
-	Sales and Engineering resources from Channel partners
-	Over 6,000 sales reps and over 1,500 Design Engineers with AT&T alone

SLIDE 14: Revenue Projections

These projections should not be interpreted as a forecast. It is merely projections for planning purposes.

FY 2007: $2 - $2.5 million
FY 2008: $6 - $8 million
FY 2009: $25 - $28 million
FY 2010: $75 - 85 million
FY 2011: $160 - $175 million

SLIDE 15: Summary

Cistera Networks, Inc.
Southern California Investment Association (SCIA) Small Cap Conference
February 3, 2007

•	Only “Pure Play” in IP Application Platform space
•	Gross margins - 75% +
•	Large, reference-able customer base
o	F500 customers
•	Strong channel - AT&T, Bell Canada, plus 80+ regional resellers
•	Proven products - First customer installed in 2003
•	Huge market potential…
o	Homeland Security and two-way radio interoperability
o	Hosted, recurring revenue model for SMB
o	Mobile/wireless phone applications

SLIDE 16: Contact

Jim Blackman
Investor Relations
PR Financial Marketing
713-256-0369
jim@prfmonline.com